Exhibit 99.1

Cerulean and Daré Announce Awards for Daré CEO

Ms. Johnson Received Athena Pinnacle Award and Will Receive MOXIE Award

WALTHAM, Mass., and SAN DIEGO, California, May 8, 2017 – Cerulean Pharma Inc. (NASDAQ:CERU), and Daré Bioscience, Inc., a privately-held, clinical-stage healthcare company advancing products for women’s reproductive health, today announced that Sabrina Martucci Johnson, Daré Founder and CEO, is receiving two awards.

Ms. Johnson was honored by Athena, a San Diego-based business organization championing women executives and rising managers in science, technology, engineering and mathematics. “Recipients of the 2017 Pinnacle Awards represent the best and brightest in our region. We were excited to honor them amidst a crowd of more than 600 leaders in science, technology and business,” said Cheryl Goodman, Executive Director of Athena.

Ms. Johnson also will be receiving an award on May 21, 2017, from MOXIE Theatre, a Southern California theatre dedicated to producing diverse and honest images of women using the art of theatre. The MOXIE award recognizes women in San Diego with grit and determination and who are having a positive impact in their community.

Daré is a healthcare company committed to the development and commercialization of innovative products in women’s reproductive health. Its product candidate, Ovaprene®, is a clinical stage, non-hormonal contraceptive ring for monthly use. Since the approval of the birth control pill by the FDA in 1960, most innovation has focused on hormones. If approved, Ovaprene would address a significant unmet need because it is a non-hormonal monthly option. The only contraceptive ring on the market is a hormonal contraceptive ring, NuvaRing®, with 2016 sales of $777 million. Contraception is estimated to be a $19 billion global market.

On March 20,, 2017, Cerulean and Daré announced that, together with the equityholders of Daré, they entered into a definitive stock purchase agreement under which the equityholders of Daré will become the majority owners of Cerulean. The transaction would result in a NASDAQ-listed company with a focus on the development and commercialization of products for women’s reproductive health. Upon the close of the proposed transaction, the board of directors of the combined company will consist of William H. Rastetter, Susan L. Kelley, Roger L. Hawley, Robin J. Steele, and Sabrina Martucci Johnson.

In connection with the proposed Daré transaction, Cerulean intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A. Cerulean filed a preliminary proxy statement on April 17, 2017, that may be obtained free of charge at the SEC’s website at www.sec.gov. The information contained in the preliminary proxy statement is not complete and may be changed. Cerulean intends to file a definitive Proxy Statement that will be sent or given to the stockholders of Cerulean and will contain important information about the proposed transactions and related matters, and will include details pertaining to the voting procedures.

About Daré Bioscience

Daré Bioscience is a healthcare company committed to the development and commercialization of innovative products in women’s reproductive health. Daré believes there is a significant unmet need in the United States, in other developed countries, and in developing countries, for innovative product candidates that expand options, improve outcomes and are easy to use. Product development in women’s reproductive health is fragmented creating a potential opportunity for Daré. Daré’s goal is to fill the gap by taking products from innovation through development. The Daré team is well-suited to ensure these products advance and are one day commercially available. The founders bring experience in global women’s healthcare as well as success in prior ventures in funding, achieving regulatory approvals, partnering, and launching a number of products, including devices, therapeutics and diagnostics.

For more information on Daré, please visit www.darebioscience.com

About Cerulean Pharma

Cerulean is a company focused on applying the Dynamic Tumor Targeting™ Platform to create nanoparticle-drug conjugates (NDCs) designed to selectively attack tumor cells, reduce toxicity by sparing the body’s normal cells, and enable therapeutic combinations.

For more information on the company, please visit www.ceruleanrx.com

Additional Information about the Proposed Transactions and Where to Find It

In connection with the proposed Daré transaction, Cerulean intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “Proxy Statement”). The Proxy Statement will be sent or given to the stockholders of Cerulean and will contain important information about the proposed transactions and related matters. BEFORE MAKING ANY VOTING DECISION, CERULEAN’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. The Proxy Statement and other relevant materials (when they become available), and any other documents filed by Cerulean with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement by directing a written request to: Cerulean Pharma Inc., 35 Gatehouse Drive, Waltham, MA, Attention: Corporate Secretary.

Participants in the Solicitation

Cerulean, Daré, and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Cerulean in connection with the proposed Daré transaction. Cerulean, Novartis, and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Cerulean in connection with the proposed Novartis transaction. Information regarding the interests of these directors and executive officers in the proposed transactions described herein will be included in the Proxy Statement described above. Additional information regarding the directors and executive officers of Cerulean is included in proxy statement for its 2016 Annual Meeting, which was filed with the SEC on April 28, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Cerulean.

Cautionary Note on Forward Looking Statements

This press release contains “forward-looking statements” regarding matters that are not historical facts, including statements relating to the expected timing and consummation of the transaction between Cerulean, Daré, and the stockholders of Daré, approval of the Daré transaction by Cerulean’s stockholders, the ability of the parties to satisfy other closing conditions, Daré’s expectations regarding the timing and availability of results from its clinical trials, the timing of commencement of manufacturing its products, and the safety and effectiveness of its products. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: whether Cerulean’s cash resources will be sufficient to fund the operations of Daré it will undertake following the closing; the uncertainties inherent in the initiation and completion of clinical trials; availability and timing of data from ongoing and future clinical trials and the results of such trials; whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials; expectations for regulatory approvals; and other factors discussed in the “Risk Factors” section of Cerulean’s Annual Report on Form 10-K filed with the SEC on March 31, 2017, and in other filings that Cerulean makes with the SEC. In addition, any forward-looking statements included in this press release represent our views only as of the date of this release and should not be relied upon as representing our views as of any subsequent date. Cerulean specifically disclaims any obligation to update any forward-looking statements included in this press release.

Contacts:

Chris Guiffre

Cerulean

781-209-6450

Sabrina Martucci Johnson

Daré

858-769-9145